Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2011.

/s/ Michael Yanney
Michael Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of March, 2011.

/s/ Lisa Yanney Roskens
Lisa Yanney Roskens

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2011.

/s/ Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of February, 2011.

/s/ William S. Carter, M.D.
William S. Carter, M.D.

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of February, 2011.

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of March, 2011.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of February, 2011.

/s/ Martin A. Massengale
Martin A. Massengale

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2011.

/s/ Gail Walling Yanney
Gail Walling Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2010, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of March, 2011.

/s/ Clayton K. Yeutter
Clayton K. Yeutter